UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Each of the distributor agreements (collectively, the “Distributor Agreements”) listed in the table below between the named wholly owned subsidiary of the Registrant and the named subsidiary or affiliate of Getty Images, Inc. (“Getty”) has been terminated effective as of the termination date indicated. These agreements currently grant the named Jupitermedia subsidiary a non-exclusive license to distribute certain of Getty’s photos and images to third parties. Each of these agreements, other than the DVL Contract (as defined below), has been terminated by the applicable Getty counterparty pursuant to a voluntary termination provision that permits either party to terminate the agreement without cause upon 90 days’ prior written notice. The DVL Contract has been terminated pursuant to the terms of the agreement which permit DVL to terminate immediately upon a material change in the management, ownership or control of Creatas, L.L.C. DVL’s termination right was triggered when the Registrant acquired Creatas, L.L.C. on March 7, 2005.

Distributor Agreements	Termination Date
1. Distributor Agreement, dated January 1, 2004, between Getty Images (US) Inc. and Creatas, L.L.C.	August 7, 2005

2. Distributor Agreement, dated November 1, 2004, between Getty Images (UK) Limited and Dynamic Graphics (UK) Limited	August 7, 2005

3. Distributor Agreement, dated November 1, 2004, between Getty Images Deutschland GmbH and Dynamic Graphics GmbH	August 7, 2005

4. Distributor Agreement, dated January 1, 2004, between Getty Images Pty Ltd. and Dynamic Graphics Pty Ltd.	August 7, 2005

5. Distributor Agreement, effective as of September 1, 2003, between Digital Vision Limited (“DVL”) and Creatas, L.L.C. (“the DVL Contract”)	May 20, 2005

Each of the licensing agreements (collectively, the “Licensing Agreements”) listed in the table below between the named wholly owned subsidiary of the Registrant and Getty has been terminated effective as of the termination date indicated. The distributor agreements currently grant Getty a non-exclusive license to distribute certain of the Registrant’s photos and images to third parties. Each of these agreements has been terminated by Getty pursuant to a voluntary termination provision that permits either party to terminate the agreement without cause upon 120 days’ prior written notice (or 180 days’ prior written notice in the case of the Thinkstock Contract).

Licensing Agreements	Termination Date

1. Licensing Agreement, dated July 25, 2003, between Getty Images, Inc. and Comstock Images LLC (as amended)	September 6, 2005

2. Consignment and Licensing Agreement, dated March 15, 2003, between Getty Images, Inc. and Thinkstock LLC (the “Thinkstock Contract”)	November 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By	/s/ Christopher S. Cardell
Christopher S. Cardell President and Chief Operating Officer

Date: May 13, 2005